Michele Drummey
Vice President, Corporate Counsel
Law Department–Prudential Retirement

The Prudential Insurance Company of America
280 Trumbull Street, 16th Floor
Hartford, CT 06103
Tel 860-534-4245, Fax 860-534-8885
Michele.Drummey@prudential.com

September 4, 2020
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	PRIAC Variable Contract Account A (File No. 811-21988) Prudential Retirement Security Annuity VII (File No. 333-170345)
Dear Commissioners:
On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual fund within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the fund company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record, if applicable. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the fund company specified below:

Fund Company	1940 Act Registration No.
Vanguard Valley Forge Funds	811-58431

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele Drummey
Michele Drummey
Vice President and Corporate Counsel